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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 15, 2007

STERLING GOLD CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51263	20-4650531
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID)
incorporation)

200 South Main Street, Suite I
Pocatello, Idaho 83204
(Address of principal executive offices and Zip Code)

(208) 232-5603
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

a.	On May 15, 2007, Robert M. Baker resigned as a member of our board of directors. His resignation was not as a result of any disagreement with us.

b.

On May 20, 2007, Linda S. Smith was appointed to our board of directors. Since January 2002, Linda S. Smith has worked as a staff accountant for Lamprecht, Green & Associates, LLP. In August 2004 she became employed as a staff accountant with Dance, Collins & Co. Both employers are Public Accounting firms and are located in Pocatello Idaho. Her duties include compiling and reviewing financial statements, tax return preparation, and client relations.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 21st day of May 2007.

STERLING GOLD CORP.

BY:   ALLEN COLLINS
         Allen Collins, president, principal executive officer,
         treasurer, principal financial officer, principal
         accounting officer and a member of the board of
         directors